Federated Hermes Global Strategic Value Dividend Fund
(formerly, Federated Global Strategic Value Dividend Fund)
Portfolio of Investments
July 31, 2020 (unaudited)
Shares			Value in U.S. Dollars
		COMMON STOCKS—106.2%
		Australia—2.1%
1,825		Sonic Healthcare Ltd.	$41,833
		Canada—13.8%
1,105		BCE, Inc.	46,330
754		Canadian Imperial Bank of Commerce	52,200
830		Emera, Inc.	34,546
1,454		Enbridge, Inc.	46,536
830		TC Energy Corp.	37,830
3,040		TELUS Corp.	52,774
		TOTAL	270,216
		France—8.1%
685		Danone SA	45,764
660		Sanofi	68,998
1,710	[1]	Scor SA	44,122
		TOTAL	158,884
		Germany—4.4%
2,010		E.On AG	23,583
235		Muenchener Rueckversicherungs-Gesellschaft AG	62,480
		TOTAL	86,063
		Italy—3.4%
3,950		Enel SpA	36,156
5,720		Snam Rete Gas SpA	30,463
		TOTAL	66,619
		Japan—2.4%
1,735		NTT DOCOMO, Inc.	47,732
		Spain—2.5%
3,728		Iberdrola SA	48,122
		Switzerland—5.0%
180		Nestle SA	21,325
260		Novartis AG	21,533
150		Zurich Insurance Group AG	55,452
		TOTAL	98,310
		United Kingdom—12.6%
5,370		BP PLC	19,467
870		British American Tobacco PLC	28,873
2,150		GlaxoSmithKline PLC	43,176
3,139		National Grid-SP PLC	37,124
1,220		Unilever PLC	73,273
30,540		Vodafone Group PLC	46,387
		TOTAL	248,300
		United States—51.9%
200		3M Co.	30,094
983		AbbVie, Inc.	93,296
375		American Electric Power Co., Inc.	32,580
90		Amgen, Inc.	22,020
1,654		AT&T, Inc.	48,925

Shares		Value in U.S. Dollars
	COMMON STOCKS—continued
	United States—continued
365	Bristol-Myers Squibb Co.	$21,411
335	Chevron Corp.	28,120
1,195	Cisco Systems, Inc.	56,284
780	Dominion Energy, Inc.	63,203
615	Duke Energy Corp.	52,115
235	Eaton Corp. PLC	21,886
745	Exxon Mobil Corp.	31,350
420	Gilead Sciences, Inc.	29,203
355	IBM Corp.	43,644
580	Merck & Co., Inc.	46,539
210	PepsiCo, Inc.	28,909
1,980	Pfizer, Inc.	76,190
400	Philip Morris International, Inc.	30,724
195	PNC Financial Services Group	20,801
1,045	PPL Corp.	27,818
2,530	Regions Financial Corp.	27,476
970	The Coca-Cola Co.	45,823
620	United Parcel Service, Inc.	88,511
885	Verizon Communications, Inc.	50,870
	TOTAL	1,017,792
	TOTAL COMMON STOCKS (IDENTIFIED COST $2,058,950)	2,083,871
	INVESTMENT COMPANY—1.3%
25,771	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 0.21%[2] (IDENTIFIED COST $25,768)	25,786
	TOTAL INVESTMENT IN SECURITIES—107.5% (IDENTIFIED COST $2,084,718)	2,109,657
	OTHER ASSETS AND LIABILITIES - NET—(7.5)%[3]	(147,106)
	TOTAL NET ASSETS—100%	$1,962,551
Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended July 31, 2020, were as follows:
Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares
Balance of Shares Held 10/31/2019	59,723
Purchases/Additions	681,586
Sales/Reductions	(715,538)
Balance of Shares Held 7/31/2020	25,771
Value	$25,786
Change in Unrealized Appreciation/Depreciation	$17
Net Realized Gain/(Loss)	$(35)
Dividend Income	$244
1	Non-income-producing security.
2	7-day net yield.
3	Assets, other than investments in securities, less liabilities.
Note: The categories of investments are shown as a percentage of total net assets at July 31, 2020.

Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Fund’s Board of Trustees (the “Trustees”).
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund’s Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Equity Management Company of Pennsylvania (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of July 31, 2020, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$1,017,792	$—	$—	$1,017,792
International	270,216	795,863	—	1,066,079
Investment Company	25,786	—	—	25,786
TOTAL SECURITIES	$1,313,794	$795,863	$—	$2,109,657
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